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                                                                   EXHIBIT 10.19

                                 AMENDMENT NO. 2
                                     TO THE
                       RESTRICTED STOCK PURCHASE AGREEMENT

         This Amendment No. 2 (this "Amendment") to the Restricted Stock Purchase Agreement, dated as of February 20, 2002, as amended on May 7, 2002 (as amended, the "Restricted Stock Purchase Agreement"), is entered into effective as of April 1, 2004, by and between Barrier Therapeutics, Inc., a Delaware corporation (the "Company"), and Charles Nomides (the "Purchaser"). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Restricted Stock Purchase Agreement.

                                    RECITALS:

         WHEREAS, the Company agreed to sell and the Purchaser agreed to purchase shares of the Company's common stock, par value of $.0001 per share (the "Common Stock"), pursuant to that certain Restricted Stock Purchase Agreement; and

         WHEREAS, contemporaneously with the execution of this Amendment, the Company and the Purchaser have entered into a new employment agreement (the "Employment Agreement"); and

         WHEREAS, the Company's Compensation Committee has determined to make certain amendments to the Restricted Stock Purchase Agreement and the Common Stock issued thereunder (the "Shares") to be consistent with the terms of the Employment Agreement; and

         WHEREAS, this Amendment shall be effective upon execution by the Company and the Purchaser.

         NOW THEREFORE, in consideration of the mutual covenants herein, and intending to be legally bound hereby, the parties agree as follows:

1. Section 4 of the Restricted Stock Purchase Agreement is hereby amended in its entirety to read as follows:

         "4.      Release of Shares From Repurchase Option. The Shares shall be released from the Repurchase Option as follows:

                                                                                PERCENTAGE OF SHARES FOR WHICH THE
                                                                                   SHARES ARE RELEASED FROM THE
                               DATE                                                     REPURCHASE OPTION
--------------------------------------------------------------------            ----------------------------------
Upon the date the Purchaser commences employment with the                                        25%
Company

Upon the one year anniversary of the date the Purchaser commences                              18.75%
employment with the Company

Monthly for three (3) years beginning after the one year anniversary                          1.5625%
of the date the Purchaser commences employment with the Company

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                  In the event that the Purchaser is terminated by the Company without Cause (as defined in the Employment Agreement) or the Purchaser terminates employment with the Company for Good Reason (as defined in the Employment Agreement), the Shares shall be released from the Repurchase Option on the Termination Date for the period of employment plus the Purchaser's Severance Period (as defined in the Employment Agreement), and all other Shares may be repurchased by the Company pursuant to Section 3 hereof.

                  In the event of the Purchaser's death or Disability (as defined in the Employment Agreement), all Shares shall be released from the Repurchase Option.

                  In the event of a Change of Control (as defined in the Employment Agreement), all Shares shall be released from the Repurchase Option.

                  The release of shares from the Repurchase Option is cumulative, but shall not exceed 100%. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Repurchase Option is released shall be rounded down to the nearest whole Share."

2. Except as specifically amended herein, all terms and conditions contained in the Restricted Stock Purchase Agreement shall remain in full force and effect. To the extent there is any conflict between the Restricted Stock Purchase Agreement and this Amendment, the terms of this Amendment shall prevail.

3. This Amendment shall be governed by and construed under the laws of the State of New Jersey as applied to agreements among New Jersey residents entered into and to be performed entirely within New Jersey.

4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but both of which together shall constitute one instrument.

                                       -2-
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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment to the Restricted Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

                                           BARRIER THERAPEUTICS, INC.

                                           By: /s/ Geert Cauwenbergh
                                               _________________________________
                                           Name: Geert Cauwenbergh
                                           Title: Chief Executive Officer

                                           PURCHASER:

                                           /s/ Charles Nomides
                                           -------------------------------------
                                           Charles Nomides

                        SIGNATURE PAGE TO AMENDMENT NO. 2
                   TO THE RESTRICTED STOCK PURCHASE AGREEMENT